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                                                                   EXHIBIT 10.22


                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT is entered into as of August 5, 1998, by and between Renters Choice, Inc., a Delaware corporation (the "Company"), and each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (collectively, the "Investor").

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         Advice:  See Section 6 hereof.

         Common Stock:  The common stock, $.01 par value, of the Company.

         Series A Preferred Stock: The Series A Preferred Stock of the Company, $.01 par value per share.

         Demand Notice:  See Section 3 hereof.

         Demand Registrations:  See Section 3 hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Losses:  See Section 8 hereof.

         Notice:  See Section 3 hereof.

         Person: An individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or government or any department or agency thereof.

         Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated or deemed to be incorporated by reference in such prospectus.

         Registrable Securities: (i) the Shares; (ii) the Common Stock issuable or issued upon conversion of the Shares; (iii) any Series A Preferred Stock or Common Stock issued as (or issuable


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upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities listed in clauses (i), or (ii) hereof; and (iv) any security listed in clause (iii) hereof.

         Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

         SEC:  The Securities and Exchange Commission.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         Shares:   The shares of Series A Preferred Stock purchased by Investor pursuant to the Stock Purchase Agreement dated as of the date hereof between the Company and Investor.

         Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.               Securities Subject to this Agreement.

         (a) Subject Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities pursuant to the provisions of this Agreement.

         (b) Holders of Registrable Securities. A person is deemed to be a holder of Registrable Securities whenever such person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

3.              Demand Registrations

         (a) Demand Registrations. From and after the second anniversary of the closing date of Investor's acquisition of the Shares, Investor shall have the right, by written notice delivered to the Company, to require the Company to register (the "Demand Registrations") under the Securities Act not less than 20% and up to 100% of its Registrable Securities then outstanding in accordance with this Section 3. For purposes of this Agreement, "Registrable Securities then outstanding" shall be the total of
                (i) the number of shares of Common Stock outstanding which are Registrable Securities and (ii) the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities, including but not limited to the Shares, which are Registrable Securities.



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                The number of Demand Registrations pursuant to this Section
3(a) shall not exceed two (2).

     (b)                        Filing and Effectiveness. The Company shall
                file each of the Demand Registrations within 60 days and shall use its best efforts to cause the same to be declared effective by the SEC within 120 days of the date on which Investor first gave the written notice (a "Demand Notice") required by Section 3(a) hereof with respect to such Demand Registration. If any Demand Registration is requested to be a "shelf" registration, the Company shall keep the Registration Statement filed in respect thereof effective for a period of nine months from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate when the distribution of all registered Registrable Securities pursuant to such Registration Statement ends.

      (c) Request for Demand Registrations. Subject to the conditions set forth in Section 3(a) hereof, Investor may, at any time, make a written request for a Demand Registration. All requests made pursuant to this Section 3 will specify the number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof. If Investor specifies one particular type of underwritten offering, such method of disposition shall be such type of underwritten offering or a series of such underwritten offerings (as Investor may elect) during the time period the Registration Statement is effective.

      (d) Piggy-Back by Other Shareholders. Subject to the provisions of Section 3(e), the Company may include in a Demand Registration shares of Common Stock ("Piggy-Back Shares") for the account of other holders thereof exercising contractual piggy-back rights ("Piggy-Back Holders"), on the same terms and conditions as the Registrable Securities to be included therein for the account of the Investor. The Company shall not have the right to include any securities of the Company in any Demand Registration for its own account.

      (e)                       Reduction of Offering. If any of the
                Registrable Securities registered pursuant to any Demand Registration are to be sold in one or more firm commitment underwritten offerings, and the managing underwriter advises the Company and Investor in writing that in its opinion the total amount of securities proposed to be sold in the offering is such as to materially and adversely affect the success of such offering, then the number of Piggy-Back Shares to be offered for the account of any Piggy-Back Holders shall be reduced (to zero, if necessary), pro rata in proportion to the respective number of Piggy-Back Shares requested to be registered to the extent necessary to reduce the total securities requested to be included in such offering to the amount, if any, recommended by such managing underwriters. If the Piggy-Back Shares have been reduced to zero and the number of Registrable Securities requested to be registered by Investor exceeds the number of Registrable Securities





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                recommended by the managing underwriter, then the number of
                Registrable Securities to be offered for the account of Investor may be reduced; provided, that if the number of Registrable Securities the Investor has requested be registered pursuant to a Demand Registration are reduced, upon the recommendation of the managing underwriter in an underwritten offering, or by the Company in a non-underwritten offering, to less than 51% of the total number of Registrable Securities Investor requested to be registered pursuant to such Demand Registration, then such registration shall no longer constitute a Demand Registration under this Agreement and shall not reduce the number of Demand Registrations to which Investor is otherwise entitled.

      (f) Other Registrations. Except for (i) registrations effected in accordance with (A) the Exchange Notes registration rights and/or the Warrant Securities registration rights granted to the "Lenders" under that certain Senior Subordinate Credit Agreement of even date herewith (the "Senior Subordinate Credit Agreement") entered into by and among the Company and the "Lenders" named therein (such Exchange Notes registration rights and such Warrant Securities registration rights being hereinafter collectively referred to as the "Senior Subordinate Credit Agreement Registration Rights") and (ii) any registrations effected by Investor or its assignee(s) in accordance with such registration rights as Investor and/or its assignee(s) shall have either under this Agreement or otherwise (such registration rights being hereinafter referred to as "Investors' Additional Registration Rights") (the Senior Subordinate Credit Agreement Registration Rights and the Investor's Additional Registration Rights being hereinafter collectively referred to as the "Authorized Registration Rights"), the Company shall not effect any registration of its securities (except on Form S-8 or any successor form to such Form), or a sale pursuant to Regulation D under the Securities Act (other than offerings made pursuant to and in accordance with Rule 504 of Regulation D), whether on its own behalf or at the request of any holder or holders of such securities (other than pursuant to and in accordance with this Section 3), from the date of a request to register Registrable Securities pursuant to and in accordance with this
                Section 3 until the earlier of (i) 90 days after the date on which all securities covered by such Demand Registration have been sold or (ii) 180 days after the effective date of such Demand Registration, unless the Company shall have first notified Investor in writing of its intention to do so, and Investor or the managing underwriters, if any, shall have consented thereto in writing.

4.              Piggy-Back Registration

      (a)                       Right to Piggy-Back.  If at any time
                the Company proposes to file a registration statement under the Securities Act with respect to any class of its equity securities (other than a registration statement (i) on Form S-8 or any successor form to such Form or (ii) filed in connection with an exchange offer or an offering of its common stock or of securities convertible or exchangeable into its common stock





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                made solely to its existing shareholders in connection with a rights offering or solely to employees of the Company), whether or not for its own account, then the Company shall give written notice of such proposed filing to Investor at least 30 days before the anticipated filing date. Such notice shall offer Investor the opportunity to register such amount of Registrable Securities as Investor may request (a "Piggy-Back Registration"). Subject to Section 4(b) hereof, the Company shall include in each such Piggy-Back Registration all Registrable Securities with respect to which the Company has received from Investor a written request for inclusion therein within 20 days after notice has been duly given to Investor. Investor shall be permitted to withdraw all or any part of the Registrable Securities from a Piggy-Back Registration at any time prior to the effective date of such Piggy-Back Registration.

    (b)                       Priority on Piggy-Back Registrations. The Company
                shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit Investor to include all the Registrable Securities that Investor has requested to be included in such offering on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to the Company and the Investor that the total amount of securities which Investor, the Company, and any other persons or entities having registration rights, intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of all Persons shall be reduced or limited pro rata in proportion to the amount of securities proposed to be registered in such offering by each Person to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

    (c)                       Registration of Securities Other than Registrable
                Securities. Except for the Authorized Registration Rights, without the written consent of the holders of a majority in aggregate amount of the Registrable Securities then outstanding, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holders of Registrable Securities set forth in, and are not otherwise in conflict or inconsistent with the provisions of, this Agreement.

5.              Holdback Agreements

    (a)                       Restrictions on Public Sale by Holders of
                Registrable Securities. Investor agrees, if reasonably requested by the managing underwriter or underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in a Registration Statement registering the sale of Common Stock by the Company pursuant to
                Section 3 hereof, including a sale pursuant to Rule 144 under the Securities Act (except as part of such





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                underwritten registration), during the 10-day period prior to, and the 90-day period beginning on, the closing date of any underwritten offering made pursuant to such Registration Statement.

                 The foregoing provisions shall not apply if Investor is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that Investor shall undertake in its request to participate in such underwritten offering, not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriters.

    (b)                       Restrictions on Public Sale by the Company and
                Others. The Company agrees (i) if requested by the managing underwriter or underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and the 90-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form to such Form), and (ii) to cause each holder of its securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if otherwise permitted).

6. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Section 3 of this Agreement, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

    (a)                       notify Investor and the managing underwriters, if
                any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6(k) below cease to be true and correct, (v) of the receipt by the Company of





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                any notification with respect to the suspension of the
                qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,
                (vi) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate;

    (b)                       use every reasonable effort to obtain the
                withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

    (c)                       if requested by the managing underwriters or the
                Investor, (i) immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and such holder agree should be included therein and as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and
                (iii) supplement or make amendments to such Registration Statement; provided, however, that the Company shall not be required to take any of the actions in this Section 6(c) which are not, in the opinion of counsel for the Company, in compliance with applicable law;

    (d)                       furnish to Investor and each managing
                underwriter, if any, without charge, at least one signed copy of each Registration Statement related to such Registrable Securities and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including, if requested, those previously furnished or incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

    (e)                       deliver to Investor and the underwriters, if any,
                without charge, as many copies of the Prospectus or Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection





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                with the offering and sale of the Registrable Securities
                covered by such Prospectus or any amendment or supplement thereto;

    (f)                       prior to any public offering of Registrable
                Securities, to register or qualify or cooperate with Investor, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

    (g)                       in connection with an underwritten offering,
                participate, to the extent reasonably requested by the managing underwriter for the offering or Investor, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows;"

    (h)                       cooperate with Investor and the managing
                underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends;

    (i)                       cause the Registrable Securities covered by each
                Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

    (j)                       upon the occurrence of any event contemplated
                by paragraphs 6(a)(vi) or 6(a)(vii) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

    (k)                       to the extent possible, cause all Registrable
                Securities covered by such a Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be





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                quoted on the National Association of Securities Dealers
                Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the securities so qualify, if requested by Investor;

    (l)                       enter into such agreements (including an
                underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or Investor) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to Investor and the underwriters, if any, with respect to the business of the Company and its Subsidiaries, the Registration Statement, the Prospectus, and documents, if any incorporated or deemed to be incorporated by reference in the Registration Statement, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Investor) addressed to Investor and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Investor and such underwriters,
                (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is or is required to be included in the Registration Statement) addressed to Investor and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to Investor) with respect to all parties to be indemnified pursuant to said Section; and
                (v) deliver such documents and certificates as may be requested by Investor and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company made pursuant to paragraph 6(k)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or, as and to the extent required thereunder;

    (m)                       make available for inspection by a representative
                of Investor, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company; and cause the





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                officers, directors and employees of the Company and its
                subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons and their designees unless
                (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or (iii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities
                Act); and

    (n)                       comply with all applicable rules and regulations
                of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                 The Company may require Investor to furnish to the Company such information regarding the distribution of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities if Investor unreasonably fails to furnish such information within a reasonable time after receiving such request; provided, that Investor's Registrable Securities shall be counted for the demand made upon the Company hereunder.

                 Investor agrees by acquisition of Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(ii), 6(a)(iii), 6(a)(v), 6(a)(vi) or 6(a)(vii) hereof, Investor shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(i) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

         7.     Registration Expenses

    (a)                       All reasonable fees and expenses incidental to
                the Company's performance of or compliance with this Agreement (including, without limitation, (i) all





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                registration and filing fees including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders (subject to the provisions of Section 6(b)) in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in number of the Registrable Securities being sold may designate), (ii) printing expenses, (iii) messenger, telephone and delivery expenses,
                (iv) fees and disbursements of counsel for the Company, and Special Counsel or other counsel for the sellers of the Registrable Securities (subject to the provisions of Section 7(b) hereof), (v) fees and disbursements of all independent certified public accountants referenced to in Section 6(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
                (vi) underwriter's fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company, the underwriters and the selling holders; but including the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the Bylaws of the National Association of Securities Dealers, Inc.), (vii) Securities Act liability insurance if the Company so desires such insurance and (viii) fees and expenses of all other Persons retained by the Company) shall be borne by the Company whether or not any Registration Statement becomes effective. Notwithstanding the foregoing, the Company will not be required to reimburse Investor for its out-of-pocket expenses arising out of a Demand Registration if the Registration Statement for such Demand Registration fails to become effective at the request of Investor.

    (b)                       In connection with each Piggy-Back Registration
                hereunder, the Company shall reimburse Investor for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by Investor.

8.              Indemnification

    (a)                       Indemnification by the Company. The Company
                shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, Investor, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and attorneys' fees) and reasonable expenses (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are based solely upon information furnished in writing to the Company by Investor expressly for use therein. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Investor.

    (b)                       Indemnification by Investor.  In connection with
                any Registration Statement in which Investor is participating, Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Investor to the Company expressly for use in such Registration Statement or Prospectus and that such information was solely relied upon by the Company in preparation of any Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of Investor be greater in amount than the dollar amount of the proceeds (net of the payment of all expenses) received by Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

    (c)                       Conduct of Indemnification Proceedings. If any
                action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the party from which such indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying

                Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the Indemnified Party, as incurred, within 5 days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder). Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay such fees and expenses or (b) the Indemnifying Party shall have failed to promptly assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such action, claim or proceeding or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, unless in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such action, claim or proceeding, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

    (d)                       Contribution.  If the indemnification provided
                for in this Section 8 is unavailable to an Indemnified Party under Section 8(a) or 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and such Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an Indemnifying Party which is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9. Rule 144 and Rule 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of Investor, make available public or other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Company further covenants that it will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A. Upon the request of Investor, the Company shall deliver to Investor a written statement as to whether it has complied with such requirements. The Company will cooperate to enable Investor to sell Registrable Securities in block trades or other similar transactions, including furnishing to Investor (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter from the Company's independent public accountants, as Investor reasonably requests, (iii) such reasonable representations, warranties, covenants and indemnities as are customary for such transactions, and (iv) as to prospective purchasers of Investor's securities, the information described in Rule 144A(d)(4). Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10. Underwritten Registrations. If any Demand Registration is an underwritten offering, the Investor will have the right to select the investment banker or investment bankers and managers and attorneys to administer the offering; provided, that such investment bank or manager shall be reasonably satisfactory to the Company. If any Piggy-Back Registration is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering; provided, that such investment bank or manager shall be reasonably satisfactory to Investor if Investor is participating in such underwritten offering.

                 No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities to be included in the underwritten registration on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

 11.             Miscellaneous

       (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of any such breach, it shall waive the defense that a remedy at law would be adequate.

       (b) No Inconsistent Agreements. Except for the agreement pursuant to which the Authorized Registration are granted, (i) the Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof, and (ii) the Company has not entered into any agreement with respect to its securities granting any registration rights to any person other than this Agreement.

       (c) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to the Registrable Securities (i) which would adversely affect the ability of Investor to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) which would adversely affect the marketability of such Registrable Securities in any such registration.

       (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument signed by the Company and Investor.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, nationally recognized air courier, telex or telecopier:

         If to Investor:

                 Apollo Investment Fund IV, L.P. and/or
                 Apollo Overseas Partners IV, L.P.
                 c/o Apollo Management IV, L.P.
                 1999 Avenue of the Stars
                 Suite 1900
                 Los Angeles, CA  90067
                 Attention: Michael D. Weiner Fax:  (310)201-4166

         With a copy (which shall not constitute notice) to:

                 Morgan, Lewis & Bockius LLP
                 300 South Grand Avenue
                 Suite 2200
                 Los Angeles, California 90071
                 Attn:  John F. Hartigan, Esq.
                 Fax:  (213)612-2554

         If to Company:

                 Renters Choice, Inc.
                 13800 Montfort Drive, Suite 300
                 Dallas, Texas 75240
                 Attn:  J. Ernest Talley, Chief Executive Officer
                 Fax:   (214)385-1625

         With a copy (which shall not constitute notice) to:

                 Winstead Sechrest & Minick P.C.
                 5400 Renaissance Tower
                 1201 Elm Street
                 Dallas, Texas
                 Attn: Thomas W. Hughes, Esq.
                 Fax:  (214)745-5390


                 All such notices and communication shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely dispatched, if by air courier; when answered back, if telexed; and when receipt is acknowledged, if telecopy. Any of the above addresses may be changed by notice made in accordance with this Section 12(e).

    (f)                       Owner of Registrable Securities. The Company will
                 maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation, the giving of notices under this Agreement.

    (g)                       Successors and Assigns. This Agreement shall
                 inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. Notwithstanding the foregoing, the Demand Registration rights set forth herein, prior to the exercise thereof by Investor, may be assigned only in connection with a transfer to any single Person or group of affiliated Persons (in a single transaction or series of related transactions) of at least 25% of the Registrable Securities held by it on the date hereof.

    (h)                       Counterparts. This Agreement may be executed in
                 two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (i)                       Headings. The headings in this Agreement are for
                 convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (j)                       GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED
                 BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, AND EACH PARTY HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS WITHIN THE STATE OF NEW YORK.

    (k)                       Severability. If any term, provision, covenant
                 or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

    (l)                       Entire Agreement. This Agreement is intended by
                 the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    (m)                       Attorneys' Fees. In any action or proceeding
                 brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to recover reasonably attorneys' fees in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Registration Rights Agreement as of the date first above written.

                            THE COMPANY:

                            RENTERS CHOICE, INC.,
                            a Delaware corporation


                            By:
                               ------------------------------------------
                            Name:
                                 ----------------------------------------
                            Title:
                                  ---------------------------------------

                            INVESTOR:

                            APOLLO INVESTMENT FUND IV, L.P.
                            a Delaware limited partnership

                            By:      Apollo Advisors IV, L.P.
                                     its General Partner

                                     By:     Apollo Capital Management IV, Inc.
                                             its General Partner

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                            APOLLO OVERSEAS PARTNERS IV, L.P.
                            an exempted limited partnership registered in the Cayman Islands

                            By:      Apollo Advisors IV, L.P.
                                     its General Partner

                                     By:     Apollo Capital Management IV, Inc.
                                             its Managing General Partner

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------